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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K/A

                             Amended Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)    February 27, 1998
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                               Realty ReFund Trust
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


         001-07062                                      34-6647590
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


  925 Euclid Avenue, Suite 1750, Cleveland, Ohio                44115
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    (Address of Principal Executive Offices)                  (Zip Code)



                                 (216) 622-0046
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)






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Item 2.  Acquisition or Disposition of Assets.

On February 27, 1998, RRF Limited Partnership ("RRFLP"), a Delaware limited partnership controlled by its 13% sole general partner, Realty ReFund Trust ("RRF"), acquired all of the membership interests in Tucson St. Mary's Suite Hospitality LLC, an Arizona limited liability company ("Tucson St. Mary's LLC"), which owns the InnSuites Hotel Tucson St. Mary's, a 297-suite hotel located in Tucson, Arizona. The acquisition occurred pursuant to the terms of the Contribution Agreement, dated as of February 1, 1998, among James F. Wirth, Chairman, President, Chief Executive Officer and Trustee of RRF, Gail J. Wirth, his wife, and RRFLP.

Pursuant to the terms of the Contribution Agreement, Mr. and Mrs. Wirth contributed their respective 50% membership interests in Tucson St. Mary's LLC to the capital of RRFLP. The total consideration under the Contribution Agreement was Ten Million Eight Hundred Twenty Thousand Dollars ($10,820,000), paid by RRFLP as follows: RRFLP assumed a Six Million Dollar ($6,000,000) mortgage on the Tucson St. Mary's LLC property payable to JDI Tucson, L.L.C.; RRFLP delivered a One Million Dollar ($1,000,000) promissory note to Hospitality Corporation International, an Arizona corporation owned by Mr. and Mrs. Wirth; and the balance of the consideration consisted of 407,703 Class B Limited Partnership Units in RRFLP delivered to Mr. and Mrs. Wirth, 26,589 Class A Limited Partnership Units in RRFLP delivered to Mr. Marc Berg, a Trustee of RRF, and 8,863 Class A Limited Partnership Units in RRFLP delivered to Mr. Kenneth Sliwa as advisory fees, and 443,155 Class B Limited Partnership Units in RRFLP issued to Mr. and Mrs. Wirth to be held in escrow by RRFLP and released to Mr. and Mrs. Wirth pursuant to formulas measuring the achievement of projected operational results by Tucson St. Mary's LLC. The total consideration received pursuant to the Contribution Agreement was determined based upon an appraisal conducted by an independent third party. RRF intends to utilize the assets acquired by it pursuant to the Contribution Agreement in accordance with their use prior to the acquisition.



Item 7.           Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

                  The following are filed as exhibits to this Form 8-K/A Amended
                       Report:

                  Report of Independent Public Accountant.
                  Balance Sheet as of December 31, 1997.
                  Statements of Operations and Members' Deficit for the year ended December 31, 1997.
                  Statement of Cash Flows for the year ended December 31, 1997. Notes to the Financial Statements.

(b)  Pro Forma Financial Information.

                  The following are filed as exhibits to this Form 8-K/A
                       Amended Report:

                  Pro Forma Consolidated Balance Sheet as of January 31, 1998
                       and 1997.

                  Notes to the Pro Forma Consolidated Balance Sheet as of
                       January 31, 1998.

                  Pro Forma Consolidated Statement of Operations for the year ended January 31, 1998.

                  Notes to the Pro Forma Consolidated Statement of Operations
                       for the year ended January 31, 1998.

(c)  Exhibits.

                  Contribution Agreement, dated as of February 1, 1998, by and among RRF Limited Partnership, James F. Wirth and Gail J. Wirth.

                  Financial Statements of Business Acquired and Pro Forma
                       Financial Statements of Realty Refund Trust.
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Exhibit
  No.                      Document Description
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 2.1                       Contribution Agreement, dated as of February 1, 1998,
                                 by and among RRF Limited Partnership, James F. Wirth and Gail J. Wirth.

 7.1                       Financial Statements of Business Acquired.

 7.2                       Pro Forma Financial Statements of Realty Refund
                           Trust.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Realty ReFund Trust
                                              (Registrant)




Dated: May 15, 1998                  By:      /s/ Gregory D. Bruhn
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                                     Name:    Gregory D. Bruhn
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                                     Title:   Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary
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                                INDEX TO EXHIBITS


Exhibit
  No.                      Document Description
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 2.1                       Contribution Agreement, dated as of February 1, 1998,
                           by and among RRF Limited Partnership, James F. Wirth and Gail J. Wirth.

 7.1                       Financial Statements of Business Acquired.

 7.2                       Pro Forma Financial Statements of Realty Refund
                           Trust.